UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               November 22, 2004
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                                 Date of Report
                        (Date of Earliest Event Reported)

                            WESTON TECHNOLOGIES CORP.
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            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
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                   (State or Other Jurisdiction of Incorporation)

             000-49856                                  75-3022004
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    (Commission File Number)          (IRS Employer Identification No.)

                   80 Wall Street, Suite 818, New York, NY 10005
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           (Address of Principal Executive Offices, including ZIP Code)

                            (212) 809-1200
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               Registrant's Telephone Number, including Area Code

                            Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




Item 4.01   Changes in Registrant's Certifying Accountants

On November 22, 2004, the Company dismissed Livingston, Wachtell & Co., LLP as its independent public accountants. At the same time, the Company engaged
KND & Co. CPA Limited as its independent public accountants. The decision to dismiss Livingston, Wachtell & Co., LLP and appoint KND & Co. CPA Limited was approved by the board of directors of the Company.

Livingston, Wachtell & Co., LLP served as the Company's independent public accountants for the period from March 24, 2004 to November 22, 2004, during which Livingston, Wachtell & Co., LLP issued a report for the period from July 1, 2003 (date of inception) to December 31, 2003.

During the period from March 24, 2004, to the dismissal of Livingston, Wachtell & Co., LLP on November 22, 2004, there were no disagreements between the Company and Livingston, Wachtell & Co., LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Livingston, Wachtell & Co., LLP, would have caused Livingston, Wachtell & Co., LLP to make reference to the matter of the disagreement(s) in connection with its reports. In addition, during the period from March 24, 2004 to November 22, 2004, the date of Livingston, Wachtell & Co., LLP's dismissal, there were no reportable events as that term is described in Item 304(a)(1) (iv) of Regulation S-B.

At no time prior to November 22, 2004, did the Company (or anyone on behalf of it) consult with KND & Co. CPA Limited on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or (ii) any matter that was the subject of a disagreement with Livingston, Wachtell & Co., LLP or a reportable event, as defined in Item 304
(a)(2) of Regulation S-B.

The Company has provided Livingston, Wachtell & Co., LLP its former accountants, with a copy of a Current Report on Form 8-K prior to the Company's filing with the SEC. The Company requested that Livingston, Wachtell & Co., LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. The Company will file such letter received from Livingston, Wachtell & Co., LLP in response to this filing within two days of receipt of such letter.



                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



WESTON TECHNOLOGIES CORP.


By : /s/ Isaacs Li
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Isaacs K. Li, Chief Financial Officer

Date:  November 22, 2004